EXHIBIT 99.7

SECURITY AGREEMENT

This SECURITY AGREEMENT (this “Agreement”) is made and entered into as of the 22nd day of February, 2007, by and among by and among CHRISTOPHER J. CENTENO, M.D.(“Centeno”), JOHN SCHULTZ, M.D. (“Schultz”), CHRISTOPHER J. CENTENO, M.D., P.C., a Colorado professional corporation (the “Original Practice) and CENTENO SCHULTZ, INC., a Colorado corporation (“CSI”, and collectively with the Original Practice, Centeno and Schultz, the “Debtor” having the address 11080 Circle Point Road, Suite 140, Westminster, Colorado 80020), and PAINCARE ACQUISITION COMPANY XXI, INC., a Florida corporation having the address 1030 North Orange Avenue, Suite 105, Orlando, Florida 32801 (the “Secured Party”).

WITNESSETH

     In consideration of the mutual covenants contained herein and other good and valuable consideration, the parties hereto agree as follows:

     1. Grant of Security Interest. In consideration of and as an inducement to the Secured Party to accept from CSI that certain Promissory Note of even date hereof in the original principal amount of Three Hundred Seventy-Five Thousand and 00/100 Dollars ($375,000.00) (the “Settlement Note”) and in connection with the Debtor’s payment obligations with respect to the purchase of the Purchased Assets (as defined in the Settlement Agreement (defined in Section 2 below)), the Debtor hereby grants the Secured Party a security interest (the “Security Interest”) in the Collateral described in Section 3 below.

     2. The Obligations. This Agreement is being executed and delivered in connection with the contemporaneous execution and delivery of that certain Settlement Agreement (the “Settlement Agreement”), of even date herewith, by and among Debtor, Secured Party, PainCare Holdings, Inc. and Therapeutic Management, Inc. (“TMI”) and the ancillary documents thereto, including the Settlement Note. The Security Interest herein granted shall secure full payment and performance of Debtor’s obligations under the Settlement Agreement (collectively, the “Obligations”).

     3. Collateral. “Collateral”, as used in this Agreement, shall mean (a) the Purchased Assets as such term is defined in the Settlement Agreement, (b) the accounts receivable of CSI (“Accounts Receivable”), (c) any proceeds and products of the Purchased Assets and the Accounts Receivable and (d) any proceeds from the sale of the PainCare Shares (as such term is defined in the Settlement Agreement).

     4. Representations and Warranties of the Debtor. As to itself, each Debtor represents and warrants, and so long as the Obligations remain unpaid, such Debtor shall be deemed continuously to represent and warrant, that:

     (a) No Prior Interests on Collateral. Debtor is the owner of its respective Collateral free from any lien, encumbrance or other right, title or interest of any person or entity, except for the security interest in favor of the Secured Party created hereby.

     (b) Company Existence. Each of the Original Practice and CSI (a) is a corporation duly organized, validly existing and in good standing under the laws of Colorado; (b) has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted; and (c) has qualified to do business in all jurisdictions in which the nature of such Debtor’s business requires that such Debtor be qualified.

     (c) Absence of Conflicts. The execution, delivery and performance by Debtor of this Agreement will not (a) violate any provision of any existing law or regulation, or any judgment, order or award of any court, arbitrator or governmental authority; (b) as to CSI and the Original Practice, violate any provision of such Debtor’s articles of incorporation; (c) violate, be in conflict with, result in a breach of or constitute a default under any agreement or instrument to which Debtor is a party or by which Debtor or any of its properties may be bound; or (d) result in the creation or imposition of any security interest, lien, charge or encumbrance of any nature whatsoever upon the property or assets of Debtor (except as created hereby).

     (d) Corporate Power; Authorization; Enforceable Obligations. Debtor has all necessary corporate or individual power and authority to execute, deliver and perform its obligations under this Agreement; the execution, delivery and performance by Debtor of this Agreement has been duly authorized by all necessary corporate action on the part of Debtor; and, this Agreement has been duly and validly executed and delivered by Debtor and constitutes the legal, valid and binding obligation of Debtor, enforceable in accordance with its terms, except to the extent that enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by principles of equity regarding the availability of remedies.

     5. Covenants of Debtor. So long as the Obligations remain unpaid, Debtor will perform and observe each of its covenants to the Secured Party as set forth herein, and (a) will defend the Collateral against the claims and demands of all other parties; (b) will keep the Collateral free from all security interests or other encumbrances except the Security Interest and as set forth in Section 4(c) hereof; (c) will, upon demand, deliver to the Secured Party any documents relating to the Collateral or any part thereof, and any and all other schedules, documents and statements that the Secured Party may from time to time reasonably request; (d) will notify the Secured Party promptly in writing of any change in Debtor’s address specified above; (e) without the Secured Party’s written consent will not make or agree to make any alteration or modification to the Collateral or permit anything to be done that may impair the value of such Collateral or the security intended to be afforded by this Agreement outside of the sale of inventory in the ordinary course of business and normal wear and tear of equipment; (f) will keep and maintain the Collateral in good order and repair at all times, normal wear and tear excepted; and (g) in connection herewith will execute and deliver to the Secured Party such financing statements and other documents and do such other things as the Secured Party may reasonably request to protect the Collateral and the Secured Party’s security interest.

     6. Events of Default. Debtor shall be in default (each, an “Event of Default”) under this Agreement upon the happening of any one or more of the following events, circumstances or conditions, to wit: (i) an Event of Default shall occur as specified in the Settlement Note or the failure of Debtor to pay the proceeds from the sale of the PainCare Shares to Creditor within ten (10) days after receipt by Debtor of such proceeds; (ii) failure by Debtor to comply with or perform any provision of this Agreement on its part to be complied with or performed after ten (10) days written notice and failure to cure in such period; or (iii) any representations or warranties made or given, or to be made or given, by Debtor in this Agreement or in the Settlement Note, shall have been incorrect, false or misleading in any material respect when made. If any Event of Default shall occur and be continuing the Secured Party may, at its option, by notice in writing to Debtor, declare all of the Obligations to be immediately due and payable in accordance with the terms of the Settlement Note.

7. Remedies. Upon the happening of any Event of Default:

     (a) The Secured Party’s rights with respect to the Collateral shall be those of a secured party under the Uniform Commercial Code of the State of Colorado, Title 4 of the Colorado Revised Statutes as now in effect or hereinafter amended (the “Colorado Uniform Commercial Code”). The Secured Party shall also have any additional rights granted herein.

     (b) The Secured Party shall have the right, at its option, to demand, collect and sue for all proceeds from the Collateral (either in Debtor’s name or the Secured Party’s name at the latter’s option) with the right to enforce, compromise, settle or discharge any such proceeds.

     (c) The Secured Party shall provide at least ten (10) days written notice of the sale or disposition of the Collateral or any other intended action hereunder to Debtor if the notice is mailed by regular or certified mail, postage prepaid, at least five (5) days before the action to Debtor’s address as specified in this Agreement or to any other address that Debtor has specified in writing to the Secured Party as the address to which notices shall be given to Debtor. Debtor further agrees that the Secured Party may be the purchaser of the Collateral at any public or private sale, provided such sale is conducted in a commercially reasonable manner.

     (d) Debtor shall pay all costs and expenses incurred by the Secured Party in enforcing this Agreement, realizing upon any Collateral and collecting any Obligations, including reasonable attorney’s fees whether suit is brought or not and whether incurred in connection with collection, trial, appeal or otherwise.

8. Miscellaneous.

     (a) Debtor authorizes the Secured Party at Debtor’s expense to file any financing statement or other documents or statements relating to the Collateral (without Debtor’s signature thereon) which the Secured Party deems reasonably appropriate.

     (b) After any Event of Default and after all applicable cure periods, the Secured Party may notify any party obligated to pay proceeds, of the existence of the Secured Interest and may also direct them to make payments of all proceeds to the Secured Party.

     (c) No delay or omission by the Secured Party in exercising any right hereunder or with respect to any Obligations shall operate as a waiver of that or any other right, and no single or partial exercise of any right shall preclude the Secured Party from any other or future exercise of the right or the exercise of any other right or remedy. The Secured Party may cure any Event of Default by Debtor in any reasonable manner without waiving the Event of Default so cured and without waiving any other prior or subsequent default by Debtor. All rights and remedies of the Secured Party under this Agreement and under the Colorado Uniform Commercial Code shall be deemed cumulative.

     (d) The Secured Party shall have no obligation to take, and Debtor shall have the sole responsibility for taking, any steps to preserve rights against all prior parties to the Collateral.

     (e) The rights and benefits of the Secured Party under this Agreement shall, if the Secured Party agrees, inure to any party acquiring an interest in the Obligations or any part thereof.

     (f) At its option, the Secured Party may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral. Debtor shall reimburse the Secured Party on demand for any such payments made or expenses incurred by the Secured Party.

     (g) The terms “Secured Party” and “Debtor” as used in this Agreement include the heirs, personal representatives, and successors or assigns of those parties, as applicable.

     (h) This Agreement may not be modified or amended nor shall any provision of it be waived except in a writing signed by Debtor and by an authorized officer of the Secured Party.

     (i) This Agreement shall be construed under the Colorado Uniform Commercial Code and any other applicable Colorado laws in effect from time to time.

     (j) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the remaining provisions.

     (k) All sections and descriptive headings in this Agreement are inserted for convenience only, and shall not affect the construction or interpretation hereof.

     (l) This Agreement is a continuing agreement which shall remain in force and effect until all of the Obligations and any extensions or renewals together with all interest thereon shall be paid in full.

     (m) JURY WAIVER. THE SECURED PARTY AND DEBTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREIN, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.

* * * *

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Security Agreement as of the date first written above.

DEBTOR: CENTENO SHULTZ, INC., a Colorado corporation By: /s/ Christopher J. Centeno, M.D. Christopher J. Centeno, M.D., president	SECURED PARTY: PAINCARE ACQUISITION COMPANY XXI, INC., a Florida corporation By: /s/ Mark Szporka Name Mark Szporka Title: Chief Financial Officer

CHRISTOPHER J. CENTENO, M.D., P.C.,
a Colorado professional corporation

By: /s/ Christopher J. Centeno
Christopher J. Centeno, M.D., president

/s/ Christopher J. Centeno, M.D.
Christopher J. Centeno, M.D.

/s/ John Schultz, M.D.
John Schultz, M.D.